UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Aerojet Rocketdyne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500

El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 252-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on December 17, 2022, Aerojet Rocketdyne Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among L3Harris Technologies, Inc. (“L3Harris”), Aquila Merger Sub Inc. (“Merger Sub”), a wholly owned subsidiary of L3Harris, and the Company, pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of L3Harris (the “Merger”).

The Merger is conditioned on the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Pursuant to the HSR Act, on March 15, 2023, the Company and L3Harris each received a request for additional information and documentary material, often referred to as a “Second Request,” from the Federal Trade Commission (the “FTC”). Issuance of a Second Request extends the waiting period under the HSR Act until 30 days after the Company and L3Harris have each certified substantial compliance with the Second Request, unless the period for review is extended voluntarily by the parties or is earlier terminated by the FTC.

The Company and L3Harris are responding to the FTC in its review of the Merger and continue to expect to consummate the Merger in 2023, subject to the approval of the Company’s stockholders and the satisfaction or waiver of other specified closing conditions.

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) has filed and will file relevant materials with the Securities and Exchange Commission (the “SEC”). On February 13, 2023, the Company filed with the SEC a definitive proxy statement on Schedule 14A. The Company’s stockholders are urged to read the proxy statement (a definitive filing of which has been made with the SEC) (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (a definitive filing of which has been made with the SEC) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction can be found in the Company’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2021 and Annual Report on Form 10-K for the year ended December 31, 2022, which are filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the Company’s definitive proxy statement, which was filed with the SEC on February 13, 2023, and other relevant documents that the Company will file with the SEC when they become available. Free copies of the definitive proxy statement and such other documents filed by the Company with the SEC may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, uncertainties as to the timing of the consummation of the transaction or whether it will be consummated at all (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), adverse effects on the market price of the Company’s common stock and on the Company’s operating results if the transaction is not consummated for any reason, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic or geopolitical conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 15, 2023 with the SEC.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023

AEROJET ROCKETDYNE HOLDINGS, INC.

By:	/s/ Joseph E. Chontos
Name:	Joseph E. Chontos
Title:	General Counsel & Corporate Secretary